Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information presents the unaudited pro forma condensed combined balance sheet and statements of operations based upon the combined historical financial statements of Vislink Technologies, Inc. (the “Company”), and Mobile Viewpoint Corporate B.V. (“MVP”) after giving effect to the business combination (the “Transaction”) between Vislink Technologies, Inc. and MVP and adjustments described in the accompanying notes.

The following unaudited pro forma condensed combined balance sheet of MVP and the Company, as of June 30, 2021, have been prepared to reflect the effects of the MVP acquisition as if it occurred on June 30, 2021. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2020, and the six months ended June 30, 2021, combine the historical results and operations of MVP and the Company giving effect to the Transaction as if it occurred on January 1, 2020.

The unaudited pro forma condensed combined financial information should be read in conjunction with:

●	Vislink Technologies, Inc.’s audited consolidated financial statements and accompanying notes as of and for the year ending December 31, 2020, as contained in its Annual Report on Form 10-K filed on April 15, 2021, with the United States Securities and Exchange Commission (the “SEC”).

●	Vislink Technologies, Inc.’s unaudited condensed consolidated financial statements and accompanying notes as of and for the six months ending June 30, 2021, as contained in its Quarterly Report on Form 10-Q filed on August 16, 2021, with the SEC.

●	MVP’s audited financial statements as of and for the year ended December 31, 2020, are contained elsewhere in this filing.

●	MVP’s unaudited financial statements as of and for the six months ended June 30, 2021, are contained elsewhere in this filing.

●	The other information is contained in or incorporated by reference into this filing.

Additional information about the basis of presentation of this information is provided in Note 1 hereto.

The unaudited pro forma condensed combined financial information was prepared under Article 11 of Regulation S-X. The unaudited pro forma adjustments reflecting the Transaction have been prepared according to business combination accounting for the acquisition under the acquisition method under ASC 805 “Business Combinations,” and the Company’s decision not to apply pushdown accounting the Transaction. Therefore, the pro forma financial information recognizes the preliminary historical basis of MVP’s acquired assets and liabilities, and any excess of the amount paid over the net assets is preliminarily recognized as Goodwill.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined Company. In connection with the pro forma financial information, the Company allocated the purchase price using its best fair value estimates. Accordingly, the pro forma acquisition price adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies, or cost savings that may result from the Transaction or any integration costs.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Description of Transaction

On August 16, 2021, the Company, through a wholly-owned subsidiary, entered into a stock purchase agreement with Triple I.T. Corporate B.V., a private company incorporated in the Netherlands, under which the Company acquired 100% of the outstanding capital of Mobile Viewpoint Corporate B.V., for an aggregate purchase price of €14,824,278 (or approximately $17.5 million based on a USD to EUR exchange rate of 0.85 as of August 13, 2021) plus the assumption and payment of €717,785 of intercompany indebtedness, all paid by the Company in cash, subject to certain routine closing adjustments in respect of working capital and net indebtedness. The Transaction was closed on August 16, 2021.

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VISLINK TECHNOLOGIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2021

(UNAUDITED)

(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PAR VALUE DATA)

	Vislink Technologies, Inc.	MVP DUTCH GAAP	DUTCH GAAP to US GAAP Adjustments		Notes	Pro Forma Adjustments	Notes	Pro Forma Combined
	Note A	Note B
ASSETS
Current assets:
Cash and cash equivalents	$55,501	$788		$—		$(19,828)	(b)	$36,461
Accounts receivable, net	9,069	819		—		—		9,888
Inventories, net	9,702	2,310		—		—		12,012
Prepaid expenses and other current assets	2,274	846		—		—		3,120
Total current assets	76,546	4,763		—		(19, 828)		61,481

Right of use assets, operating leases	968	—		—				968
Property and equipment, net	1,159	124		—		—		1.283
Intangible assets, net	1,508	197		(197)	(a)	—		1,508
Trade Name						758		758
Proprietary Technology						1.820		1.820
Customer relationships						3,791		3.791
Goodwill	—	—		—		8.796		8.796
Total assets	$80,181	$5,084		$(197)		$(4,663)		$80,405

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$2,936	$455		$—		$—		$3,391
Accrued expenses	2,449	1,286		—		—		3,735
Notes payable	682	—		—		—		682
Current portion of PPP loan	1,168	—		—		—		1,168
Operating lease obligations, current	485	—		—		—		485
Customer deposits and deferred revenue	5,387	—		—		—		5,387
Derivative liabilities	39	—		—		—		39
Total current liabilities	12,041	1,741		—				14,887

Long Term liabilities:
Long-term portion of PPP loan	—	—		—		—		—
Operating lease obligations, noncurrent	1,312	—		—		—		1,312
Total Long-Term liabilities	1,312	—		—		—		1,312

Total liabilities	14,458	1,741		—				16,199

Stockholders’ equity:
Preferred Stock - Preferred stock – $0.00001 par value per share: 10,000,000 shares authorized as of June 30, 2021, and December 31, 2020; -0- shares issued and outstanding as of June 30, 2021, and December 31, 2020	—	—		—		—		—
Common Stock - Common stock – $0.00001 par value per share, 100,000,000 shares authorized, 45,652,249 and 21,382,290 shares issued and 45,649,590 and 21,379,631 outstanding as of June 30, 2021 and December 31, 2020, respectively	—	—		—		—		—
Additional paid-in capital	339,514	—		—		—		339,514
Accumulated other comprehensive income (loss)	134	(91)		—		91	(c)	134
Treasury stock, at cost – 2,659, shares at June 30, 2021 and December 31, 2020, respectively	(277)	—		—		—		(277)
Accumulated deficit	(273,648)	3,434				(4,951)	(c)	(275,165)
Total stockholders’ equity	65,723	3,343				(4,860)		64,206

Total liabilities and stockholders’ equity	$80,181	$5,084	$			$(4,860)		$80,405

See accompanying notes to the unaudited pro forma condensed combined financial statements

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VISLINK TECHNOLOGIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

(UNAUDITED)

(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PAR VALUE DATA)

	Vislink Technologies, Inc.	MVP DUTCH GAAP	DUTCH GAAP to US GAAP Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Combined
	Note A	Note B
Revenues
Revenues, net	$11,640	$2,394	$—		$—		$14,034

Cost of revenue and operating expenses
Cost of components and personnel	5,770	1,550	—		—		7,320
Inventory valuation adjustments	311	—	—		—		311
General and administrative expenses	7,398	382	37	(a)	1,517	(d)	9,334
Research and development expenses	1,320	—	—		—		1,320
Amortization and depreciation	517	114	(74)	(a)	397	(f)	954
Total Operating Expenses	15,316	2,046	(37)		1,914		19,239

(Loss) income from Operations	(3,676)	348	37		(1,914)		(5,205)

Other Income (Expense)
Change in fair value of derivative liabilities	(17)	—	—		—		(17)
Gain on settlement of debt	194	—	—		—		194
Other income	2	12	—		—		14
Interest expense	(4)	(227)	—		—		(231)
Total Other Income (Expense)	175	(215)	—		—		(40)

Net (loss) income before income tax provision	(3,501)	133	37		(1,914)		(5,245)

Income tax provision	—	(24)	—		—		(24)

Net loss (income)	$(3,501)	$109	$37		$(1,914)		$(5,269)

Net Loss Per Share Basic and Diluted	$(0.09)	$—	$—		$—		$(0.13)

Weighted Average Shares Outstanding
Basic and Diluted	41,145	—	—		—		41,145

Comprehensive (loss) income
Net (loss) income	$(3,501)	$109	$37		$(1,914)		$(5,269)
Unrealized gain (loss) on currency translation adjustment	(14)	—	—		—		(14)
Comprehensive (loss) income	$(3,515)	$109	$37		$(1,914)		$(5,283)

See accompanying notes to the unaudited pro forma condensed combined financial statements

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VISLINK TECHNOLOGIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

FOR THE YEAR ENDED DECEMBER 31, 2020

(IN THOUSANDS, EXCEPT NUMBER OF SHARES AND PAR VALUE DATA)

	Vislink Technologies, Inc.	MVP DUTCH GAAP	DUTCH GAAP to US GAAP Adjustments	Notes	Pro Forma Adjustments	Notes	Pro Forma Combined
	Note A	Note B
Revenues
Revenues, net	$11,640	$6,400	$—		$—		$29,282

Cost of revenue and operating expenses
Cost of components and personal	13,867	2,385	—		—		16,252
Inventory valuation adjustments	415	—	—		—		415
General and administrative expenses	17,024	3,050	139	(a)	1,517	(c)	21,730
Gain on lease termination	(21)	—	—		—		(21)
Research and development expenses	2,698	—	—		—		2,698
Loss on the abandonment of property and equipment	680	—	—		—		680
Impairment on right-of-use assets	3,801	—	—		—		895
Impairment of inventory	1,411	—	—		—		3,801
Amortization and depreciation	517	208	(122)	(b)	789	(e)	2,286
Total Operating Expenses	40,770	5,643	17		2,306		48,736

(Loss) income from Operations	(17,888)	757	(17)		(2,306)		(19,454)

Other income (expense)
Change in fair value of derivative liabilities	8	—	—		—		8
Gain on settlement of related party obligations	331	—	—		—		331
Gain on settlement of debt	90	—	—		—		90
Other income	5	—	—		—		5
Interest expense	(121)	(30)	—		—		(151)
Total other income (expense)	313	(30)	—		—		283

(Loss) income before income tax provision	17,575	727	(17)		(2,306)		(19,171)

Income tax provision	—	(117)	—		—		(117)

Net (Loss) income	(17,575)	610	(17)		(2,306)		$(19,288)

Net Loss Per Share Basic and Diluted	$(1.19)	$—	$—		$—		$(1.30)

Weighted Average Shares Outstanding
Basic and Diluted	14,811	—	—		—		14,811

Comprehensive (loss) income
Net loss	$(17,575)	610	(17)		2,306		$(19,288)
Unrealized gain (loss) on currency translation adjustment	(59)						(59)
Comprehensive (loss) income	(17,634)	610	(17)		(2,306)		(19,347)

See accompanying notes to the unaudited pro forma condensed combined financial statements

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Please Note That All Monetary Amounts Other Than Per Share Information Are Presented in Thousands Unless Otherwise Indicated.

1. Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the consolidated financial statements of Vislink Technologies, Inc. and MVP. The unaudited pro forma condensed combined financial information is presented as if the Transaction had been completed on June 30, 2021, with respect to the unaudited pro forma condensed combined balance sheet as of June 30, 2021, and as of January 1, 2020 with respect to the unaudited pro forma condensed combined statements of operations for each of the six months ended June 30, 2021, and for the year ended December 31, 2020.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined Company will experience after the completion of the Transaction.

The Company accounts for the acquisition under the acquisition method under ASC 805 “Business Combinations,” and we elected not to apply pushdown accounting to acquire MVP. Therefore, we chose to recognize the preliminary historical basis of MVP’s acquired assets and liabilities. Any excess of the amount paid over the net assets is preliminarily recognized as Goodwill.

Vislink Technologies, Inc.’s consolidated financial information is prepared under U.S. Generally Accepted Accounting Principles (“GAAP”) as issued by the FASB and is presented in U.S. Dollars (“USD”). MVP’s financial information has been historically prepared in accordance with local Financial Reporting Standards (“DUTCH GAAP”) and was presented in Euros (“EUR”) and has been converted for the purpose of this unaudited pro forma condensed consolidated financial information to be consistent with the Vislink Technologies, Inc. presentation.

Pro forma adjustments reflected in the pro forma condensed combined statements of operations are based on factually supportable items, directly attributable to the Transaction.

On July 31, 2020, the Board of Directors approved a 1-for-6 reverse stock split. Upon effectiveness of the reverse stock split, every six shares of an outstanding common stock decreased to one share of common stock. Management has reflected the reverse split herein unless otherwise indicated.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Balance Sheet – As of June 30, 2021

Note A: Derived from the unaudited condensed consolidated balance sheet of Vislink Technologies, Inc. and its subsidiaries as of June 30, 2021, as presented in the Company’s quarterly 10-Q filing.

Note B: Derived from MVP’s unaudited condensed DUTCH GAAP balance sheet as of June 30, 2021, included below and translated from Euro to USD. The indicated exchange rate used to translate Euro to USD on June 30, 2021, was the rate of 1.185052 as set out in the table below:

Euro to USD Translation:

	MVP	Exchange Rate	MVP
	(Euro)	1.185052	(USD)
Assets
Current assets:
Cash and cash equivalents	€665		$788
Accounts receivable, net	691		819
Inventory	1,949		2,310
Prepaid expenses and other current assets	714		846
Total current assets	4,019		4,763

Property and equipment, net	105		124
Intangible assets, net	167		197
Total assets	€4,291		$5,084

Liabilities and stockholders' equity

Current liabilities:
Accounts payable	€384		$455
Accrued liabilities	1,086		1,286
Total current liabilities	1,470		1,741

Stockholders’ equity:
Accumulated other comprehensive loss	—		(91)
Retained earnings	2,821		3,434
Total stockholders' equity	2,878		3,343

Total Liabilities and Stockholders' Equity	€4,291		$5,084

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2021

Note A: Derived from the unaudited condensed consolidated statement of operations of Vislink Technologies, Inc. and its subsidiaries for the six months ended June 30, 2021, as presented in the Company’s quarterly 10-Q filing.

Note B: Derived from the unaudited condensed DUTCH GAAP statement of operations of MVP for the six months ended June 30, 2021, included below and translated from Euro to USD. The average exchange rate used to translate Euro to USD for the six months ended June 30, 2021, was the rate of 1.205237 as set out in the table below.

Euro to USD Translation:

	MVP	Exchange Rate	MVP
	(Euro)	1.205237	(USD)
Revenues	€1,986		$2,394

Cost of revenue and operating expenses
Cost of components	1,286		$1,550
General and administrative expenses	317		382
Amortization and depreciation	95		114
Total cost of revenue and operating expenses	1,698		2,046

Income from operations	288		396

Other (Expense) Income
Interest income	10		12
Interest expense	(188)		(227)
Total other (expense) income	(178)		(215)

Net income before income tax provision	110		133

Income tax provision	(20)		(24)

Net lncome	€90		$109

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In Thousands)

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2020

Note A: Derived from the audited condensed consolidated statement of operations of Vislink Technologies, Inc. and its subsidiaries for the year ended December 31, 2020, as presented on the Company’s annual 10-K filing.

Note B: Derived from the audited condensed DUTCH GAAP statement of operations of MVP for the year ended December 31, 2020, included below and translated from Euro to USD. The average exchange rate used to translate Euro to USD for the year ended December 31, 2020, was the rate of 1.142298, as set out in the table below.

Euro to USD Translation:

	MVP	Exchange Rate 1.142298	MVP
	(Euro)		(USD)
Revenues
Revenues, net	€5,603		$6,400

Cost of revenue and operating expenses
Cost of components and personal	2,088		2,385
General and administrative expenses	2,670		3,050
Amortization and depreciation	182		208
Total cost of revenue and operating expenses	4,940		5,643

Income from operations	663		757

Other (expense) income:
Interest expense	(26)		(30)
Total other (expense) income	(26)		(30)

Income before income tax provision	637		727
Income tax expense	(102)		(117)
Net income	€535		$610

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

2. Consideration Transferred and recognized amounts of identifiable assets acquired and liabilities assumed

The following table summarizes the preliminary allocation of the historical value of the assets and liabilities as of August 16, 2021 acquisition date, and the preliminary allocation of the consideration paid in excess of net assets acquired. Material amounts may adjust the preliminary allocation to certain assets and liabilities as the Company finalizes its analysis of MVP.

Fair value of consideration transferred:

Cash	$18,311,000

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$965,000
Accounts receivable, net	911,000
Inventories, net	2,534,000
Prepaid expenses and other current assets	625,000
Property and equipment, net	149,000
Accounts payable	(507,000)
Accrued expenses	(551,000)
Customer deposits and deferred revenue	(293,000)
Total identifiable net assets	$3,833,000

Consideration paid	$18,311,000
Total identifiable net assets acquired	3,833,000
Excess of consideration paid over net assets acquired	$14,478,000

Preliminary allocation of the consideration paid in excess of the net assets acquired:
Trade name	$730,000
Proprietary technology	1,850,000
Customer relationships	3,723,000
Goodwill	8,175,000
Total intangible assets acquired	$14,478,000

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

3. Intangible Assets Acquired

The Purchaser acquired intangible assets from MVP as a result of the Transaction. The Tradename, Proprietary Technology, and Customer Relationships are intangible assets noted to have a finite life while Goodwill has an indefinite life span. The finite life intangible assets will be amortized using the straight-line method of the respective lives of each asset, while the indefinite life intangible assets will not be amortized.

Based thereon, below are the acquired intangibles with their relative useful lives and method of amortization

Intangible Asset	Useful Life	Amortization Method
Tradename	15 Years	Straight-line
Proprietary Technology	5 Years	Straight-line
Customer Relationships	10 Years	Straight-line
Goodwill	Indefinite	N/A

The pro forma condensed combined statements of operations above for the periods ending June 31, 2021, and December 31, 2020, both include pro forma adjustments related to the amortization of the intangible assets acquired. For pro forma purposes, the finite life intangible assets are amortized on a straight-line basis beginning on January 1, 2020, as if the Transaction occurred on that date.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

5. Income Tax Adjustments

The entity of Mobile Viewpoint Corporate B.V. is subject to the local taxing authorities of the Netherlands. The tax consequences subject to the entity are indeterminable at the time of this filing.

6. Detailed Notes – DUTCH GAAP to US GAAP Adjustments

(a)	To reclassify foreign currency differences to general and administrative expense and derecognize intangible assets related to research and development cost capitalized under Dutch GAAP to conform to US GAAP.

7. Detailed Notes – Pro Forma Adjustments

(b)	To reflect one-time and nonrecurring transaction costs associated with the acquisition of $1,517 million and the acquisition price of $18,311 million.

(c)	Adjustment to eliminate historical June 30, 2021, MVP retained earnings of $3,434 million, recognized the $1,517 million of one-time nonrecurring transactions costs, and eliminated accumulated other comprehensive income generated by MVP of $0.91 million.

(d)	to recognize the $1,517 million of one-time nonrecurring transactions costs

(e)	amortization recognized on intangible assets for the year ended December 31, 2020.

(f)	amortization recognized on intangible assets for the six months ended June 30, 2021.

(g)	Preliminary allocation of the consideration paid in excess of the net assets acquired on June 30, 2021 (in thousand) is as follows:

Consideration paid	$18,311

Net assets acquired:
Total MVP assets	$5,084
Total MVP liabilities	(1,741)
Local to US GAAP adjustment	(197)
Net assets acquired	3,146

Excess of consideration paid over net assets acquired	$15,165

Allocation of the consideration paid in excess of the net assets acquired:
Trade name	$758
Proprietary technology	1,820
Customer relationships	3,791
Goodwill	8,796
$15,165

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